UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

Net Perceptions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25781	41-1844584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square, 22nd Floor, Stamford, Connecticut 06901
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (203) 428-2040

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 17, 2006, Net Perceptions, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Current Report”) reporting that on October 11, 2006, the Audit Committee of the Registrant’s Board of Directors approved a change in the independent accountants of the Registrant.  This Amendment No. 1 to the Current Report is being filed to include the required Exhibit 16.1, Letter re Change in Certifying Accountant.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter dated October 23, 2006, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding change in certifying accountants.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Net Perceptions, Inc.

Date: October 24, 2006	By:	/s/ Nigel P. Ekern
Nigel P. Ekern,
Chief Administrative Officer

Exhibit Index

16.1	Letter dated October 23, 2006, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding change in certifying accountants.